                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 31, 2001


                       TANGER FACTORY OUTLET CENTERS, INC.
                      TANGER PROPERTIES LIMITED PARTNERSHIP
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                 1-11986                  561815473
       North Carolina               33-99736-01                561822494
      ----------------              -----------                ---------
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                   Identification Number)
       Incorporation)


             3200 Northline Avenue, Greensboro, North Carolina 27408
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
             -------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

      The exhibit listed in the following index relates to the Registration Statement (No. 333-39365/333-39365-01) on Form S-3, as amended, of the registrants and are filed herewith for incorporation by reference in such Registration Statement.

 Exhibit no.                                Description
-------------            -------------------------------------------------------
    1(a)                 Senior Indenture, dated as of March 1, 1996, among
                         Tanger Properties Limited Partnership, as Issuer,
                         Tanger Factory Outlet Centers, Inc., as Guarantor, and
                         State Street Bank and Trust Company, as Trustee.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 31, 2001

                              TANGER FACTORY OUTLET CENTERS, INC.

                              By: /s/ Frank C. Marchisello, Jr.
                                  ----------------------------------------
                                  Frank C. Marchisello, Jr.
                                  Chief Financial Officer


                              TANGER PROPERTIES LIMITED PARTNERSHIP

                              By: Tanger GP Trust, its general partner


                              By: /s/ Frank C. Marchisello, Jr.
                                  ----------------------------------------
                                  Frank C. Marchisello, Jr.
                                  Treasurer

EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                                                        Numbered Page
-----------                                                        -------------
   1(a)       Senior Indenture, dated as of March 1, 1996, among
              Tanger Properties Limited Partnership, as Issuer,
              Tanger Factory Outlet Centers, Inc., as Guarantor,
              and State Street Bank and Trust Company, as
              Trustee.





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